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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  JUNE 1, 1999
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                           CUBIST PHARMACEUTICALS, INC
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    0-21379                   22-3192085
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 (State or Other Jurisdiction      (Commission               (IRS Employer
         of Incorporation)          File Number)            Identification No.)

                 24 EMILY STREET, CAMBRIDGE, MASSACHUSETTS 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
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         ITEM 5.  OTHER EVENTS.

         On June 1, 1999, the Registrant announced that the Board of Directors has appointed Walter Maupay, Trudie Resch and John Zabriskie, Ph.D., to the Company's Board of Directors filling vacancies created by the prior resignations of Ellen Feeney, Terry McGuire and Julius Rebek, Ph.D.. The appointments are futher described in the Registrant's press release dated June 23, 1999, a copy of which is filed as Exhibit A to this Report.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit A Press Release dated June 23, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CUBIST PHARMACEUTICALS, INC.


                                          By:   /s/  Thomas A. Shea
                                             -----------------------------
                                                Thomas A. Shea
                                                Vice President Finance and
                                                Administration, Chief Financial
                                                Officer, Treasurer

Dated: June 23, 1999


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                                                                       EXHIBIT A

CONTACTS:

CUBIST PHARMACEUTICALS, INC.                NOONAN/RUSSO COMMUNICATIONS
SCOTT M. ROCKLAGE, PH.D.                    (212) 696-4455
PRESIDENT AND CEO                           RENEE SOLANO, EXT. 227 (MEDIA)
(617) 576-4150                              RENEE@NOONANRUSSO.COM
SROCKLAGE@CUBIST.COM

             CUBIST PHARMACEUTICALS APPOINTS THREE NEW BOARD MEMBERS

Cambridge, MA, June 23, 1999 - Cubist Pharmaceuticals, Inc. (Nasdaq: CBST) today announced the appointment of Walter Maupay, Trudie Resch and John Zabriskie, Ph.D., to the Company's Board of Directors filling vacancies created by the prior resignations of Ellen Feeney, Terry McGuire and Julius Rebek, Ph.D.

Mr. Maupay was formerly Group Executive and President of Calgon Vestal Laboratories and brings over thirty-three years of pharmaceutical corporate experience, particularly in the areas of sales and marketing, to the Cubist Board. Ms. Resch is an Investment Manager with Sofinov Societe Financiere D'Innovation, Inc. of Montreal and has been instrumental in organizing and launching many new businesses along with establishing R&D alliances in her career. Sofinov is currently the Company's lead investor. Dr. Zabriskie currently is Chief Executive Officer and Chairman of the Board of NEN Life Science Products, Inc. Dr. Zabriskie has previously served as President and Chief Executive Officer of Pharmacia & Upjohn, Inc. and also has served as Executive Vice President of Merck and Co., Inc. amongst other positions in his thirty-four years of pharmaceutical experience. Dr. Zabriskie has his Ph.D. in organic chemistry from the University of Rochester.

"We are extremely pleased to add such prestigious individuals to the Company's Board of Directors," said Scott M. Rocklage, Ph.D., President and Chief Executive Officer. "As the Company matures and adds such new disciplines as commercial development and marketing, utilizing the wealth of expertise from our new board members will become a key to our success."

The Company's lead product, daptomycin, is a novel antibiotic currently in Phase III clinical trials to evaluate safety and efficacy in treating complicated skin and soft tissue infections and in a Phase II trial to treat bloodstream infections not associated with endocarditis. Interim results from the Phase II open label bacteremia trial are scheduled to be reviewed mid-year.

Cubist Pharmaceuticals, Inc. is a biopharmaceutical company focused on the research, development and commercialization of novel antimicrobial drugs to combat serious and life threatening bacteria and fungi infections. Cubist is engaged in strategic partnerships with Novartis Pharma AG, Merck & Co., Inc. and Bristol-Myers Squibb for the discovery and development of novel antiinfective products, and has formed biotechnology alliances with ArQule, Inc., Helios, Inc., and Neurogen Corporation.


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STATEMENTS CONTAINED HEREIN THAT ARE NOT HISTORICAL FACTS MAY BE FORWARD-LOOKING
STATEMENTS (WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) THAT ARE SUBJECT TO A
VARIETY OF RISKS AND UNCERTAINTIES. THERE ARE A NUMBER OF IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR
SUGGESTED IN ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (I) THE COMPANY'S ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES AND COMMERCIALIZATION; (II) THE COMPANY'S ABILITY TO OBTAIN REQUIRED GOVERNMENTAL APPROVALS; (III) THE COMPANY'S ABILITY TO ATTRACT AND/OR MAINTAIN MANUFACTURING, SALES, DISTRIBUTION AND MARKETING PARTNERS; AND (IV) THE
COMPANY'S ABILITY TO DEVELOP AND COMMERCIALIZE ITS PRODUCTS BEFORE ITS COMPETITORS. ADDITIONAL FACTORS THAT WOULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED OR SUGGESTED IN ANY FORWARD-LOOKING STATEMENTS
IS CONTAINED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THOSE FACTORS DISCUSSED UNDER THE CAPTION "RISK FACTORS"
IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.
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For additional information, visit the Company's Internet web site at
http://www.cubist.com or http://www.noonanrusso.com